MORTGAGE (TEXAS)

Exhibit 10.20

MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY
AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

FROM

SONORAN ENERGY, INC., a Washington corporation

TO

John H. Homier, Trustee,

and

Daniel S. Schockling, Trustee,

for the benefit of

NGPC ASSET HOLDINGS, LP,
as Administrative Agent for the Lender Parties

Dated as of November 28, 2006

“THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.”

“THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.”

“THE OIL AND GAS INTERESTS INCLUDED IN THE MORTGAGED PROPERTY WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO, AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS.”

“THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH IS DESCRIBED IN EXHIBIT A HERETO.”

“SOME OF THE PERSONAL PROPERTY CONSTITUTING A PORTION OF THE MORTGAGED PROPERTY IS OR IS TO BE AFFIXED TO THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS.”

MORTGAGE (TEXAS)

“A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE.  A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS MORTGAGE.”

THIS INSTRUMENT WAS PREPARED BY AND

WHEN RECORDED AND/OR FILED
RETURN TO:

Kevin L. Shaw, Esq.
Mayer, Brown, Rowe & Maw LLP
700 Louisiana, Suite 3400
Houston, Texas 77002

MORTGAGE (TEXAS)

MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY
AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

THIS MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING, dated as of November 28, 2006, is from SONORAN ENERGY, INC., a Washington corporation (herein called the “Mortgagor”), to John H. Homier and Daniel S. Schockling of Houston, Texas, as Trustees (herein collectively called the “Trustees”), for the benefit of NGPC ASSET HOLDINGS, LP, having offices at 1221 McKinney Street, Suite 2975, Houston, Texas 77010 (herein called the “Administrative Agent”), for itself and as agent for each Lender Party (as hereinafter defined).

1.

Mortgagor as borrower (the “Borrower”) is a party to that certain Credit Agreement, dated as of November 28, 2006 (herein, as the same may be amended, restated, supplemented or otherwise modified from time to time, called the “Credit Agreement”), among the Borrower, the various institutional lenders (individually a “Lender” and collectively, the “Lenders”) as are, or may from time to time become, parties thereto and the Administrative Agent, pursuant to which the Lenders have agreed to make certain loans (“Loans”) to the Borrower in an amount not to exceed $12,000,000 at any time outstanding; and the Borrower, to evidence its indebtedness under the Credit Agreement, has executed and delivered to each Lender its Notes, dated November 28, 2006 (each a “Loan Note” and collectively, the “Loan Notes”), in the aggregate, original principal amount of $12,000,000, to mature on or before February 28, 2009, each Loan Note being payable to the order of each Lender, bearing interest at the rates provided for therein, and containing provisions for payment of attorneys’ fees and acceleration of maturity in the event of default, all as therein set forth.

2.

The Borrower or a Subsidiary of the Mortgagor has entered or may enter into certain Hedging Agreements with the Lenders or their Affiliates or with Approved Hedge Counterparties (as defined in the Credit Agreement), pursuant to the terms of the Credit Agreement.

3.

It is a condition precedent to the obligation of each Lender to make Loans under the Credit Agreement and to the obligations of the Lenders, their Affiliates and the Approved Hedge Counterparties under the Hedging Agreements referred to above, that the Mortgagor executes and delivers this instrument.

4.

For all purposes of this instrument, unless the context otherwise requires:

A.

“Affiliate” of any Person means any other Person which, directly or indirectly controls, is controlled by or is under common control with such Person.  A Person shall be deemed to be “controlled by” any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or (b) to direct or cause the direction

MORTGAGE (TEXAS)

of the management and policies of such Person whether by contract or otherwise.

B.

“Applicable Law” means with respect to any Person or matter, any federal, state, regional, tribal or local statute, law, code, rule, treaty, convention, application, order, decree, consent decree, injunction, directive, determination or other requirement (whether or not having the force of law) relating to such Person or matter and, where applicable, any interpretation thereof by a Governmental Agency having jurisdiction with respect thereto or charged with the administration or interpretation thereof.

C.

“Environmental Laws” shall mean any and all present and future United States federal, state and local laws or regulations, codes, plans, orders, decrees, judgments, injunctions and lawfully imposed requirements issued, promulgated or entered thereunder relating to pollution or protection of the environment, including laws relating to reclamation of land and waterways and laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

D.

“Governmental Agency” means any federal, state, regional, tribal or local government or governmental department or other entity charged with the administration, interpretation or enforcement of any Applicable Law.

E.

“Hedging Agreements” means:  (a) interest rate swap agreements, basis swap agreements, interest rate cap agreements, forward rate agreements, interest rate floor agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates, and (b) forward contracts, options, futures contracts, futures options, commodity swaps, commodity options, commodity collars, commodity caps, commodity floors and all other agreements or arrangements designed to protect such Person against fluctuations in the price of commodities.

F.

“Hydrocarbons” means, collectively, as extracted collateral, oil, gas, casing head gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

G.

“Indebtedness”, “Note” and “Notes” shall have the respective meanings set forth in Section 1.2 hereof.

2

MORTGAGE (TEXAS)

H.

“Joint Operating Agreements” shall mean, with respect to the lands described in Exhibit A, the respective operating agreement burdening the lands described in Exhibit A.

I.

“lands described in Exhibit A” shall include any lands which are either described in Exhibit A or the description of which is incorporated in Exhibit A by reference to an instrument or document containing or referring to such a description, and shall also include any lands now or hereafter unitized or pooled with lands which are either described in Exhibit A or the description of which is incorporated in Exhibit A by reference.

J.

“Lender Party” or “Lender Parties” shall mean, as the context may require, the Administrative Agent, any Lender, any Affiliate of a Lender that is a party to a Hedging Agreement and any Approved Hedge Counterparty and each of their respective successors, transferees and assigns.

K.

“Mortgaged Property” shall mean the properties, rights and interests hereinafter described and defined as the Mortgaged Property.

L.

“oil and gas leases” shall include oil, gas and mineral leases, subleases and assignments thereof, operating rights, and shall also include subleases and assignments of operating rights.

M.

“Operating Equipment” shall mean all surface or subsurface machinery, goods, equipment, fixtures, inventory, facilities, supplies or other property of whatsoever kind or nature (excluding drilling rigs, trucks, automotive equipment or other property taken to the premises to drill a well or for other similar temporary uses) now or hereafter located on or under any of the lands described in Exhibit A which are useful for the production, gathering, treatment, processing, storage or transportation of Hydrocarbons (together with all accessions, additions and attachments to any thereof), including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, casing, tubing, tubular goods, rods, pumping units and engines, christmas trees, platforms, derricks, separators, compressors, gun barrels, flow lines, tanks, gas systems (for gathering, treating and compression), pipelines (including gathering lines, laterals and trunklines), chemicals, solutions, water systems (for treating, disposal and injection), steam generation and injection equipment and systems, power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading docks, loading racks and shipping facilities.

N.

“Permits” shall mean all authorizations, approvals, permits, variances, land use entitlements, consents, licenses, franchises and agreements, issued by or entered into with a governmental authority now or hereafter required for all stages of exploration, developing, operating, and plugging and abandoning oil & gas wells (including, without limitation, those shown on Exhibit A) on all or

3

MORTGAGE (TEXAS)

any part of the lands described in Exhibit A (or any other lands any production from which, or profits or proceeds from such production, is attributed to any interest in lands or to any interest described in Exhibit A).

O.

“Person” means any natural person, corporation, partnership, company, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

P.

“Proceeds Account” means a deposit account or accounts of the Mortgagor maintained with the Administrative Agent.

Q.

“Production Sale Contracts” shall mean contracts now in effect, or hereafter entered into by the Mortgagor, or entered into by the Mortgagor’s predecessors in interest to which the Mortgagor is or may be legally bound or to which the lands described in Exhibit A are subject, for the sale, purchase, exchange, gathering, transportation, treating or processing of Hydrocarbons produced from the lands described in Exhibit A attached hereto and made a part hereof.

R.

“Purchase Agreements” means any agreement, whether now or hereinafter entered into, by Mortgagor or any of its Subsidiaries to acquire any working interest or net revenue interest in the lands described in Exhibit A.

S.

 “Subsidiary” means, with respect to any Person, (a) any corporation of which more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time Capital Stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, (b) any partnership, limited liability company, joint venture, association or other business entity in which more than 50% of the equity interest or voting power is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person or (c) any partnership in which such Person is a general partner.

T.

“Transportation Agreements” shall mean any contracts or agreements that may be entered into from time to time by Mortgagor relating to the transportation of Hydrocarbons, as any such agreement or contract may be amended, supplemented, restated or otherwise modified from time to time.

U.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York, Texas or any other applicable state, and the terms “Accounts”, “Account Debtor”, “As Extracted Collateral”, “Chattel Paper”, “Contract Rights”, “Deposit Accounts”, “Documents”, “Electronic Chattel Paper”, “General Intangibles”, “Goods”, “Equipment”,

4

MORTGAGE (TEXAS)

“Fixtures”, “Inventory”, “Instruments”, and “Proceeds” shall have the respective meanings assigned to such terms in the Uniform Commercial Code.

V.

“Water Rights” shall mean (including without limitation those described in Exhibit A hereto) all now or hereafter existing or acquired water and water rights, reservoirs and reservoir rights, ditches and ditch rights, wells and well rights, whether evidenced or initiated by permit, decree, well registration, appropriation not decreed, water court application, shares of stock or other interests in mutual ditch or reservoir companies or carrier ditch or reservoir companies or otherwise, appertaining or appurtenant to or beneficially used or useful in connection with the lands described in Exhibit A, together with all pumps, well casings, wellheads, electrical installations, pumphouses, meters, monitoring wells and systems, measuring devices, pipes, pipelines, and other structures or personal property which are or may be used to produce, regulate, measure, distribute, store, or use water from the said water and water rights, reservoirs and reservoir rights, ditches and ditch rights, wells and well rights.

NOW, THEREFORE, the Mortgagor, for and in consideration of the premises and of the debts and trusts hereinafter mentioned, has granted, bargained, sold, warranted, mortgaged, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, warrant, mortgage, assign, pledge and hypothecate, transfer and convey unto the Trustees, in trust, with power of sale, for the use and benefit of the Administrative Agent for itself and as agent for each Lender Party, all the Mortgagor’s right, title and interest, whether now owned or hereafter acquired, in and to all of the hereinafter described properties, rights and interests; and, insofar as such properties, rights and interests consist of equipment, general intangibles, accounts, contract rights, inventory, fixtures, proceeds of collateral or any other personal property of a kind or character defined in or subject to the applicable provisions of the Uniform Commercial Code (as in effect from time to time in the appropriate jurisdiction with respect to each of said properties, rights and interests), the Mortgagor hereby grants to said Trustees, for the use and benefit of the Administrative Agent for itself and as agent for each Lender Party, a security interest therein to the full extent of the Mortgagor’s legal and beneficial interest therein, now owned or hereafter acquired, namely:

(a)

the lands described in Exhibit A, and the oil and gas leases, the fee, mineral, overriding royalty, royalty and other interests which are described or referred to in Exhibit A,

(b)

the presently existing and (subject to the terms of Section 7.1 hereof) hereafter arising unitization, unit operating, communitization and pooling agreements and the properties covered and the units created thereby (including, without limitation, all units formed under orders, regulations, rules, approvals, decisions or other official acts of any federal, state or other governmental agency having jurisdiction) which are specifically described in Exhibit A or which relate to any of the properties and interests specifically described in Exhibit A,

5

MORTGAGE (TEXAS)

(c)

the Hydrocarbons which are in, under, upon, produced or to be produced from or which are attributed or allocated to the lands described in Exhibit A,

(d)

the Production Sale Contracts,

(e)

the Operating Equipment,

(f)

the Permits,

(g)

the Water Rights,

(h)

without duplication of any other provision of this granting clause, Equipment, Fixtures and other Goods necessary or used in connection with, and Inventory, Accounts, As Extracted Collateral, General Intangibles, Contract Rights, Chattel Paper, Deposit Accounts, Documents, Electronic Chattel Paper, Instruments and Proceeds arising from, or attributable to, the properties and other interests described in Exhibit A,

(i)

any and all liens and security interests in Hydrocarbons securing the payment of proceeds from the sale of Hydrocarbons, including but not limited to those liens and security interests provided for in Section 9.319 of the Texas Business and Commerce Code or similar statutes of other jurisdictions or any successor statutes,

(j)

the Proceeds Account,

(k)

the Purchase Agreements,

(l)

all Joint Operating Agreements and any other operating agreement,

(m)

all Transportation Agreements that may be entered into from time to time, and

(n)

all interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect Mortgagor against fluctuations in interest rates or currency exchange rates and all commodity hedge, commodity swap, exchange, forward, future, floor, collar or cap agreements, fixed price agreements and all other agreements or arrangements designed to protect Mortgagor against fluctuations in commodity prices (including without limitation, the Hedge Agreements);

together with any and all corrections or amendments to, or renewals, extensions or ratifications of, or replacements or substitutions for, any of the same, or any instrument relating thereto, and all accounts, contracts, contract rights, options, nominee agreements, unitization or pooling agreements, operating agreements and unit operating agreements, processing agreements, farmin agreements, farmout agreements, joint venture agreements, partnership agreements (including mining

6

MORTGAGE (TEXAS)

partnerships), exploration agreements, bottom hole agreements, dry hole agreements, support agreements, acreage contribution agreements, surface use and surface damage agreements, net profits agreements, production payment agreements, Hedging Agreements, insurance policies, title opinions, title abstracts, title materials and information, files, records, writings, data bases, information, systems, logs, well cores, fluid samples, production data and reports, well testing data and reports, maps, seismic and geophysical, geological and chemical data and information, interpretative and analytical reports of any kind or nature (including, without limitation, reserve studies and reserve evaluations), computer hardware and software and all documentation therefor or relating thereto (including, without limitation, all licenses relating to or covering such computer hardware, software and/or documentation), trade secrets, trademarks, service marks and business names and the goodwill of the business relating thereto, copyrights, copyright registrations, unpatented inventions, patent applications and patents, rights-of-way, franchises, bonds, easements, servitudes, surface leases, permits, licenses, tenements, hereditaments, appurtenances, concessions, occupancy agreements, privileges, development rights, condemnation awards, claims against third parties, general intangibles, rents, royalties, issues, profits, products and proceeds, whether now or hereafter existing or arising, used or useful in connection with, covering, attributable to, or arising from or in connection with, any of the aforesaid items (a) through (n), inclusive, in this granting clause mentioned, and all other things of value and incident thereto (including, without limitation, any and all liens, lien rights, security interests and other properties, rights and interests) which the Mortgagor might at any time have or be entitled to, but excluding any data or contracts with respect to which mortgaging or granting of a lien or a security interest is prohibited by existing third party agreements, all the aforesaid properties, rights and interests, together with any additions thereto which may be subjected to the lien and security interest of this instrument by means of supplements hereto, being hereinafter called the “Mortgaged Property”.

Subject, however, to (i) the restrictions, exceptions, reservations, conditions, limitations, interests and other matters, if any, set forth or referred to in the specific descriptions of such properties and interests in Exhibit A or otherwise permitted under Section 8.2.3 of the Credit Agreement (including all presently existing royalties, overriding royalties, payments out of production and other burdens which are referred to in Exhibit A and which are taken into consideration in computing any percentage, decimal or fractional interest as set forth in Exhibit A), (ii) the assignment of production contained in Article III hereof, but only insofar and so long as said assignment of production is not inoperative, under the provisions of Section 3.5 hereof, and (iii) the condition that none of the Trustees the Administrative Agent and the other Lender Parties shall be liable in any respect for the performance of any covenant or obligation (including without limitation measures required to comply with Environmental Laws) of the Mortgagor under the Mortgage in respect of the Mortgaged Property.

TO HAVE AND TO HOLD the Mortgaged Property unto the Trustees for the benefit of the Administrative Agent, for itself and as agent for each Lender Party forever to secure the payment of the Indebtedness and to secure the performance of the obligations of the Mortgagor herein contained.  The Mortgaged Property is to remain so

7

MORTGAGE (TEXAS)

specially mortgaged, affected and hypothecated for the benefit of the Administrative Agent to secure payment of the Indebtedness (including the performance of the obligations of the Mortgagor herein contained) until full and final payment or discharge of the Indebtedness and, except as otherwise permitted by the Credit Agreement, the Mortgagor is herein and hereby bound and obligated not to sell or alienate the Mortgaged Property to the prejudice of this act.

The Mortgagor, in consideration of the premises and to induce the Lenders to make the Loans to the Mortgagor and to induce certain Lender Parties to extend financial accommodations to the Mortgagor or a Subsidiary of the Mortgagor pursuant to the Hedging Agreements, hereby covenants and agrees with both the Trustees, the Administrative Agent and each Lender Party as follows:

ARTICLE I
Indebtedness Secured

1.1

Items of Indebtedness Secured.  The following items of indebtedness are secured hereby:

(a)

The Loan Notes (including future advances to be made thereunder by any Lender), and all other obligations and liabilities of the Mortgagor under the Credit Agreement;

(b)

All future advances and indebtedness evidenced by any promissory notes evidencing any additional loans which any Lender Party may from time to time make to the Mortgagor, if any, such Lender Party not being obligated, however, to make such additional loans;

(c)

Any sums advanced or expenses or costs incurred by the Trustees, the Administrative Agent or any Lender Party (or any receiver appointed hereunder) which are made or incurred pursuant to, or permitted by, the terms hereof, plus interest thereon at the rate herein specified or otherwise agreed upon, from the date of the advances or the incurring of such expenses or costs until reimbursed;

(d)

Any and all other indebtedness of the Mortgagor to any Lender Party now or hereafter owing, whether direct or indirect, primary or secondary, fixed or contingent, joint or several, regardless of how evidenced or arising, including without limitation all Hedging Obligations (as defined in the Credit Agreement) arising under Hedging Agreements between the Mortgagor or any of its Affiliates and any Lender or any Affiliate of a Lender or any Approved Hedge Counterparty; and

(e)

Any extensions, refinancings, modifications or renewals of all such indebtedness described in subparagraphs (a) through (d) above, whether or not the Mortgagor executes any extension agreement or renewal instrument.

8

MORTGAGE (TEXAS)

1.2

Indebtedness and the Notes Defined.  All the above items of indebtedness are hereinafter collectively referred to as the “Indebtedness”.  Any promissory note evidencing any part of the Indebtedness, including, without limitation, the Loan Notes, is hereinafter referred to as a “Note”, and all such promissory notes are hereinafter referred to collectively as the “Notes.”

ARTICLE II
Particular Covenants and Warranties of the Mortgagor

2.1

Certain Representations and Warranties.  The Mortgagor represents and warrants to each of the Trustees, the Administrative Agent and the other Lender Parties that (a) the oil and gas leases described in Exhibit A hereto are valid, subsisting leases, superior and paramount to all other oil and gas leases respecting the properties to which they pertain, (b) all producing wells located on the lands described in Exhibit A have been drilled, operated and produced in conformity with all applicable laws, rules and regulations of all authorities having jurisdiction, except where such nonconformity could not reasonably be expected to have a Material Adverse Effect, and are subject to no penalties on account of past production, and such wells are in fact bottomed under and are producing from, and the well bores are wholly within, the lands described in Exhibit A, (c) the Mortgagor, to the extent of the interest specified in Exhibit A, has valid and indefeasible title to each property right or interest constituting the Mortgaged Property described in Exhibit A and has a good and legal right to grant and convey the same to the Trustees, it being understood that the Mortgagor’s working interest in each oil and gas lease shall exceed the Mortgagor’s net interest in production from such lease to the extent of the Mortgagor’s proportionate share of the burden of all royalties, overriding royalties and other such payments out of production, (d) the wells listed in Exhibit A are completed in and produce from the units described in such Exhibit A, (e) the Mortgaged Property is free from all encumbrances or liens whatsoever, except as may be specifically set forth in Exhibit A or as permitted by the provisions of Section 2.5(e) hereof, (f) the Mortgagor is not obligated, by virtue of any prepayment under any contract providing for the sale by the Mortgagor of Hydrocarbons which contains a “take or pay” clause or under any similar arrangement, to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor, (g) the Mortgaged Property is currently being operated, maintained and developed in accordance with all applicable currently existing Permits, and all applicable federal, tribal, state and local laws, rules and regulations, except where failure to do so could not reasonably be expected to have a Material Adverse Effect, (h) the cover page to this instrument lists the correct legal name of the Mortgagor and the Mortgagor is not now and has not been known by any trade name, and (i) the Mortgagor has not been known by any legal name different from the one set forth on the cover page of this instrument, nor has the Mortgagor been the subject of any merger or other corporate reorganization.  The Mortgagor will warrant and forever defend the Mortgaged Property described in Exhibit A unto the Trustees against every person whomsoever lawfully claiming the same or any part thereof, and, except to the extent that any Mortgaged Property is disposed of pursuant to the Credit Agreement, the Mortgagor will maintain and preserve the lien and security interest hereby created so long as any of the Indebtedness remains unpaid.

9

MORTGAGE (TEXAS)

2.2

Further Assurances.  The Mortgagor will execute and deliver such other and further instruments and will do such other and further acts as, in the reasonable opinion of the Trustees or the Administrative Agent, may be necessary or desirable to carry out more effectually the purposes of this instrument, including, without limiting the generality of the foregoing, (a) prompt correction of any defect which may hereafter be discovered in the title to the Mortgaged Property or in the execution and acknowledgment of this instrument, any Note, or any other document executed in connection herewith, and which could, in the Administrative Agent’s reasonable discretion, have a material adverse impact on Mortgager’s title to or cash flow from the Mortgaged Property, or the Administrative Agent’s lien against and security interest in the Mortgaged Property, and (b) prompt execution and delivery of all notices to parties operating, purchasing or receiving proceeds of production of Hydrocarbons from the Mortgaged Property, and all division orders or transfer orders, any of which, in the reasonable opinion of the Administrative Agent, is needed in order to transfer effectually or to assist in transferring effectually to the Administrative Agent the assigned proceeds of production from the Mortgaged Property, in accordance with the terms of this Mortgage.

2.3

Taxes.  Subject to the Mortgagor’s right to contest the same, the Mortgagor will promptly pay all taxes, assessments and governmental charges legally imposed upon this instrument or upon the Mortgaged Property or upon the income and profits thereof, or upon the interest of the Trustees, the Administrative Agent or the other Lender Parties therein; provided that the Mortgagor shall not be liable for taxes accruing after a transfer of the Mortgaged Property following a foreclosure.

2.4

Operation of the Mortgaged Property.  So long as the Indebtedness or any part thereof remains unpaid, and whether or not the Mortgagor is the operator of the Mortgaged Property, the Mortgagor shall, at the Mortgagor’s own expense:

(a)

Do all things necessary to keep unimpaired the Mortgagor’s rights in the Mortgaged Property and, except as otherwise permitted by the Credit Agreement, not, except in the ordinary course of business, abandon any well or forfeit, surrender or release any oil and gas lease or any rights in the Mortgaged Property capable of producing Hydrocarbons in paying quantities, without the prior written consent of the Trustees and the Administrative Agent;

(b)

Obtain and maintain all required Permits where failure to do so could reasonably be expected to have a Material Adverse Effect and cause the lands described in Exhibit A to be maintained, developed, protected against drainage, and continuously operated for the production of Hydrocarbons in a good and workmanlike manner as would a prudent operator, and in accordance with generally accepted practices, applicable operating agreements, and all applicable federal, state and local laws, rules and regulations, excepting those being contested in good faith, where failure to do so could reasonably be expected to have a Material Adverse Effect;

10

MORTGAGE (TEXAS)

(c)

Cause to be paid, promptly as and when due and payable, all rentals (except as to non-producing oil and gas leases surrendered in the ordinary course of business) and royalties (including shut-in royalties) payable in respect of the Mortgaged Property, and all expenses incurred in or arising from the operation or development of the Mortgaged Property, except those contested in good faith, or that total individually or in the aggregate less than $25,000;

(d)

Cause the Operating Equipment to be kept in good and effective operating condition (ordinary wear and tear excepted), and all repairs, renewals, replacements, additions and improvements thereof or thereto, needful to the production of Hydrocarbons from the lands described in Exhibit A, to be promptly made;

(e)

Cause the Mortgaged Property to be kept free and clear of liens, charges and encumbrances of every character, other than (1) the lien and security interest hereof, (2) those liens permitted by Section 8.2.3 of the Credit Agreement, (3) taxes constituting a lien but not due and payable, (4) defects or irregularities in title, and liens, charges or encumbrances, which are not such as to interfere materially with the development, operation or value of the Mortgaged Property and not such as to affect materially title thereto, (5) those set forth or referred to in Exhibit A, (6) those being contested by the Mortgagor in good faith in such manner as not to jeopardize the rights of the Trustees, the Administrative Agent and the other Lender Parties in and to the Mortgaged Property, and (7) those consented to in writing by the Administrative Agent;

(f)

Carry with financially sound and reputable insurance companies and in amounts reasonably satisfactory to the Administrative Agent the following insurance:  (1) workmen’s compensation insurance and public liability and property damage insurance in respect of all activities in which the Mortgagor might incur personal liability for the death of or injury to an employee or third person, or damage to or destruction of another’s property; and (2) to the extent such insurance is carried by others engaged in similar undertakings in the same general areas in which the Mortgaged Property is located, insurance in respect of the Operating Equipment, against loss or damage by fire, lightning, hail, tornado, explosion and other similar risks;

(g)

Furnish to the Administrative Agent as soon as possible and in any event within five (5) days after the occurrence from time to time of any change in the address of the Mortgagor’s location (as described on the signature page hereto) or in the name of the Mortgagor, notice in writing of such change;

(h)

Not initiate or acquiesce in any change in any material zoning or other land use or Water Rights classification now or hereafter in effect and affecting the Mortgaged Property or any part thereof except where to do so could not be reasonably expected to have a Material Adverse Effect;

11

MORTGAGE (TEXAS)

(i)

Notify the Administrative Agent in writing as soon as possible and in any event within five (5) days after it shall become aware of the occurrence of any event of default under Section 4.1 or any event which, with notice, the passage of time or both would be such an event of default; and

(j)

Appear in and defend, with counsel acceptable to the Administrative Agent in its sole discretion, any action or proceeding purporting to affect the security hereof or the rights or powers of the Trustees, the Administrative Agent or the other Lender Parties hereunder; and pay all costs and expenses, including cost of evidence of title and attorneys’ fees in a reasonable sum, in any such action or proceeding in which the Trustee, the Administrative Agent or the other Lender Parties may appear.

2.5

Recording, etc.  The Mortgagor will promptly, and at the Mortgagor’s expense, record, register, deposit and file this and every other instrument in addition or supplemental hereto in such offices and places and at such times and as often as may be necessary to preserve, protect and renew the lien and security interest hereof as a first lien on and prior perfected security interest in real or personal property, as the case may be, and the rights and remedies of the Trustees, the Administrative Agent and the other Lender Parties and otherwise will do and observe all things or matters reasonably necessary or expedient to be done or observed by reason of any law or regulation of any State or of the United States of America or of any other competent authority, for the purpose of effectively creating, maintaining and preserving the lien and security interest hereof on and in the Mortgaged Property.

2.6

Sale or Mortgage of the Mortgaged Property.  Except as permitted by Sections 8.2.3, 8.2.8 and 8.2.9 of the Credit Agreement and except for sales of severed Hydrocarbons in the ordinary course of the Mortgagor’s business, sales of or dispositions of surplus, obsolete or worn inventory or equipment and the lien and security interest created by this instrument, the Mortgagor will not sell, convey, mortgage, pledge, or otherwise dispose of or encumber the Mortgaged Property nor any portion thereof, nor any of the Mortgagor’s right, title or interest therein, without first securing the written consent of the Trustees and the Administrative Agent; and the Mortgagor will not enter into any arrangement with any gas pipeline company or other consumer of Hydrocarbons regarding the Mortgaged Property whereby said gas pipeline company or consumer may set off any claim against the Mortgagor by withholding payment for any Hydrocarbons actually delivered.

2.7

Records, Statements and Reports.  The Mortgagor will keep proper books of record and account in which complete and correct entries will be made of the Mortgagor’s transactions in accordance with generally accepted accounting principles and, subject to Section 8.1.5 of the Credit Agreement, will furnish or cause to be furnished to the Trustees, the Administrative Agent or any Lender Party such information concerning the business, affairs and financial condition of the Mortgagor as the Trustees, the Administrative Agent or such Lender Party may from time to time reasonably request.  Without limiting the generality of the foregoing, the Mortgagor shall furnish to the Trustees, the Administrative Agent or any Lender Party (a) upon its

12

MORTGAGE (TEXAS)

request, but not more than every six (6) months, reports prepared by an engineer reasonably acceptable to the Administrative Agent concerning (1) the quantity of Hydrocarbons recoverable from the Mortgaged Property, (2) the projected income and expense attributable to the Mortgaged Property, and (3) the expediency of any change in methods of treatment or operation of all or any wells productive of Hydrocarbons, any new drilling or development, any method of secondary recovery by repressuring or otherwise, or any other action with respect to the Mortgaged Property, the decision as to which may increase or reduce the quantity of Hydrocarbons ultimately recoverable or the rate of production thereof, and (b) monthly, a report showing the gross proceeds from the sale of Hydrocarbons produced from the lands described in Exhibit A (including any thereof taken by the Mortgagor for the Mortgagor’s own use), the quantity of such Hydrocarbons sold, the severance, gross production, occupation, or gathering taxes deducted from or paid out of such proceeds, the number of wells operated, drilled or abandoned, and such other information as the Administrative Agent may reasonably request (upon request of the Trustees, the Administrative Agent or such Lender Party, such reports referred to in clauses (a) and (b) above shall set forth such information on a lease or unit basis), provided that to the extent the items required above are required by the Credit Agreement, delivery pursuant to the Credit Agreement will comply with this provision.

2.8

No Governmental Approvals.  The Mortgagor represents and warrants to each of the Trustees, the Administrative Agent and the Lender Parties that (a) no approval or consent of any regulatory or administrative commission or authority, or of any other governmental body, is necessary to authorize the execution and delivery of this instrument or of the Notes, or to authorize the observance or performance by the Mortgagor of the covenants herein or in the Notes contained, or that such approvals as are required have been obtained or will be obtained promptly, and (b) the Mortgagor has obtained all Permits which are necessary for the operation of the Mortgaged Property.

2.9

Right of Entry.  Subject to Section 8.1.5 of the Credit Agreement:

(a)

Upon reasonable notice to the Mortgagor by the Administrative Agent and the Trustees, the Mortgagor will permit the Trustees, the Administrative Agent, or any other Lender Party or the agents of any of them, at the reasonable cost and expense of the Mortgagor, to enter upon the Mortgaged Property and all parts thereof, for the purpose of investigating and inspecting the condition and operation thereof, and shall permit reasonable access to the field offices and other offices, including the principal place of business, of the Mortgagor to inspect and examine the Mortgaged Property and to inspect, review and reproduce as necessary any books, records, accounts, contracts or other documents of the Mortgagor.

(b)

Without limiting the generality of the foregoing, the Trustees, the Administrative Agent and any Lender Party shall have the right, in the event any of them has reasonable cause to believe that Mortgagor is not in compliance with Environmental Laws or the environmental covenants contained herein, on

13

MORTGAGE (TEXAS)

twenty-four (24) hours prior notice to the Mortgagor, to cause such persons and entities as any of them may designate to enter the Mortgaged Property to conduct (at the cost and expense of the Mortgagor), or to cause the Mortgagor to conduct (at the cost and expense of the Mortgagor), such tests and investigations as any of them deems necessary to determine whether any hazardous substance or solid waste is being generated, transported, stored, or disposed of in accordance with applicable Environmental Laws.  Such tests and investigations may include, without limitation, underground borings, ground water analyses and borings from the floors, ceilings and walls of any improvements located on the Mortgaged Property.  This Section 2.10 shall not be construed to affect or limit the obligations of the Mortgagor pursuant to Section 2.5 hereof.

(c)

The Trustees, the Administrative Agent and the Lender Parties shall have no duty to visit or observe the Mortgaged Property or to conduct tests, and no site visit, observation or testing by the Trustees, the Administrative Agent or such Lender Parties shall impose any liability on any of them, nor shall the Mortgagor or any other Obligor be entitled to rely on any visit, observation or testing by any of them in any respect.  Each of the Trustees, the Administrative Agent and the Lender Parties may, in its discretion, disclose to the Mortgagor or any other Person, including any governmental agency, any report or finding made as a result of, or in connection with, any site visit, observation or testing by any of them.  The Mortgagor agrees that none of the Trustees, the Administrative Agent and the Lender Parties makes any warranty or representation to the Mortgagor or any other Obligor regarding the truth, accuracy or completeness of any such report or findings that may be so disclosed.  The Mortgagor also acknowledges that, depending upon the results of any site visit, observation or testing by the Trustees, the Administrative Agent and the Lender Parties and disclosed to the Mortgagor, the Mortgagor may have a legal obligation to notify one or more governmental agencies of such results, that such reporting requirements are site-specific, and are to be evaluated by the Mortgagor without advice or assistance from the Administrative Agent.

2.10

Environmental Laws.  The Mortgagor represents and warrants, to the best of its knowledge after due inquiry, that except as set forth in Item 7.17 of the Disclosure Schedule to the Credit Agreement, as of the date hereof:  the Mortgaged Property is in material compliance with all applicable Environmental Laws where the failure to do so could reasonably be expected to have a Material Adverse Effect; there are no conditions existing currently which would be likely to subject the Mortgagor to damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or assertions thereof, or which require or are likely to require cleanup, removal, remedial action or other response pursuant to Environmental Laws by the Mortgagor; the Mortgagor is not a party to any litigation or administrative proceedings, nor so far as is known by the Mortgagor is any litigation or administrative proceeding threatened against it, which asserts or alleges that the Mortgagor has violated or is violating Environmental Laws or that the Mortgagor is required to clean up, remove or take remedial or other responsive action due to the disposal, depositing, discharge, leaking or other release of any hazardous substances or materials; neither the Mortgaged Property nor the

14

MORTGAGE (TEXAS)

Mortgagor is subject to any judgment, decree, order or citation related to or arising out of Environmental Laws and neither has been named or listed as a potentially responsible party by any governmental body or agency in a matter arising under any Environmental Laws.  Each of Mortgagor and its Subsidiaries, as applicable, has been issued and is in material compliance with all Permits, certificates, licenses, approvals and other authorizations relating to environmental matters and necessary or desirable for its business where the failure to do so could reasonably be expected to have a Material Adverse Effect; and to the Mortgagor’s knowledge after reasonable investigation all use, generation, manufacturing, release, discharge, storage, deposit, treatment, recycling or disposal of any materials on, under or at the Mortgaged Property or transported to or from the Mortgaged Property (or tanks or other facilities thereon containing such materials) are being and will be conducted in accordance with applicable Environmental Laws including without material limitation those requiring cleanup, removal or any other remedial action where the failure to do so could reasonably be expected to have a Material Adverse Effect.

ARTICLE III
Assignment of Production

3.1

Assignment.  Subject to the provisions hereof, the Mortgagor hereby transfers, assigns, warrants and conveys to the Administrative Agent, for itself and as agent for the Lender Parties, effective as of November 1, 2006, at 7:00 A.M., local time, all Hydrocarbons that are thereafter produced from and that accrue to the Mortgagor and the Mortgaged Property, and all proceeds therefrom.  All parties producing, purchasing or receiving any such Hydrocarbons, or having such, or proceeds therefrom, in their possession for which they or others are accountable to the Administrative Agent by virtue of the provisions of this Article, are authorized and directed to treat and regard the Administrative Agent as the assignee and transferee of the Mortgagor and entitled in the Mortgagor’s place and stead to receive such Hydrocarbons and all proceeds therefrom; and said parties and each of them shall be fully protected in so treating and regarding the Administrative Agent and shall be under no obligation to see to the application by the Administrative Agent of any such proceeds or payments received by it; provided, however, that, until the Administrative Agent or the Mortgagor shall have instructed such parties to deliver such Hydrocarbons and all proceeds therefrom directly to the Administrative Agent (which instructions may be given only after (i) the occurrence of an event of default, as herein defined or (ii) the occurrence of a Material Adverse Effect, but the giving of such instructions shall as to all such parties be conclusive as to the occurrence of an event of default or a Material Adverse Effect, as the case may be), such parties shall be entitled to deliver such Hydrocarbons and all proceeds therefrom to Mortgagor; provided, further, that so long as the Hydrocarbon Marketing Agreements shall be in force and effect, then Mortgagor will market and account to royalty owners and overriding royalty interest owner for royalties and overriding royalties due on Hydrocarbons produced from the Mortgaged Property.  Upon (i) an event of default or (ii) the occurrence of a Material Adverse Effect (but the determination of the occurrence of an event of default or a Material Adverse Effect, as the case may be, by the Administrative Agent shall as to all such parties for all purposes hereof be conclusive as to the occurrence of an event of default or a Material Adverse

15

MORTGAGE (TEXAS)

Effect, as the case may be,) said Hydrocarbons and products are to be delivered into pipelines connected with the oil and gas leases, or to the purchaser thereof, free and clear of all taxes, charges, costs and expenses.  The Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by the Administrative Agent or any party in order to have said revenues and proceeds so paid to the Administrative Agent.  The Administrative Agent is fully authorized to receive and give receipt for said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of the Mortgagor or the Administrative Agent for the account of the Mortgagor received from or in connection with said revenues or proceeds and apply the proceeds thereof in accordance with Section 3.2 hereof, and to execute transfer and division orders in the name of the Mortgagor, or otherwise, with warranties binding the Mortgagor.  Notwithstanding the foregoing, in the case of the occurrence of any such Material Adverse Effect (i) the Administrative Agent’s right to give such instructions to third parties shall not arise until ten (10) days after the Trustee, the Administrative Agent or any other Lender Party shall have given written notice to the Mortgagor of such Material Adverse Effect (such notice to provide reasonable details thereof) and (ii) if no Default or Event of Default shall in fact occur within one hundred eighty (180) days after the Administrative Agent’s notice to the Mortgagor of a Material Adverse Effect, then the Administrative Agent shall instruct such third parties to deliver such Hydrocarbons and proceeds directly to the Mortgagor, subject to the Administrative Agent’s continuing right to give notices thereafter in accordance with this Section 3.1; provided, that so long as the Hydrocarbon Marketing Agreements shall be in force and effect, then Mortgagor will market and account to royalty owners and overriding royalty interest owners for royalties and overriding royalties due on Hydrocarbons produced from the Mortgaged Property.

3.2

Application of Proceeds.  All payments received by the Administrative Agent pursuant to Section 3.1 hereof shall be placed in a cash collateral account at the Administrative Agent and on the last business day of each calendar month applied as follows:

First:  To the payment and satisfaction of all costs and expenses incurred in connection with the collection of such proceeds, and to the payment of all items of the Indebtedness not evidenced by any Note.

Second:  To the payment of the interest on the Notes accrued to the date of such payment.

Third:  To the payment of the amounts of principal then due and owing on the Notes and of the other items of Indebtedness due and owing at the time of such payment.

Fourth:  The balance, if any, (i) in the case proceeds deposited due to the Administrative Agent’s giving notice of an event of default, shall either be applied on the then unmatured principal amounts of the Notes, such application to be on such of the Notes and installments thereof as the Administrative Agent may select, or, at the option of the Administrative Agent, released to the Mortgagor, or

16

MORTGAGE (TEXAS)

(ii) in the case of proceeds deposited due to the Administrative Agent’s giving notice of a Material Adverse Effect, released to the Mortgagor.

3.3

No Liability of the Administrative Agent in Collecting.  The Administrative Agent is hereby absolved from all liability (other than for acts resulting from its own gross negligence) for failure to enforce collection of any proceeds so assigned (and no such failure shall be deemed to be a waiver of any right of the Administrative Agent under this Article) and from all other responsibility in connection therewith, except the responsibility to account to the Mortgagor for funds actually received and for.

3.4

Assignment Not a Restriction on the Administrative Agent’s Rights.  Nothing herein contained shall detract from or limit the absolute obligation of the Mortgagor to make payment of the Indebtedness regardless of whether the proceeds assigned by this Article would be sufficient to pay the same, and the rights under this Article shall be in addition to all other security now or hereafter existing to secure the payment of the Indebtedness.

3.5

Status of Assignment.  Notwithstanding the other provisions of this Article and in addition to the other rights hereunder, the Trustees, the Administrative Agent or any receiver or keeper appointed in judicial proceedings for the enforcement of this instrument shall have the right to receive all of the Hydrocarbons herein assigned and the proceeds therefrom after any Note or other item of Indebtedness has been declared due and payable in accordance with the provisions of Section 4.1 hereof and to apply all of said proceeds as provided in Section 3.2 hereof.  Upon any sale of the Mortgaged Property or any part thereof pursuant to Article V, the Hydrocarbons thereafter produced from the property so sold, and the proceeds therefrom, shall be included in such sale and shall pass to the purchaser free and clear of the assignment contained in this Article.

3.6

Indemnity.  The Mortgagor agrees to indemnify the Trustees, the Administrative Agent and each other Lender Party against all claims, actions, liabilities, judgments, costs, attorneys’ fees or other charges of whatsoever kind or nature (all hereinafter in this Section 3.6 called “claims”) made against or incurred by them or any of them as a consequence of the assertion, either before or after the payment in full of the Indebtedness, that they or any of them received Hydrocarbons herein assigned or the proceeds thereof claimed by third persons, except to the extent such third person’s rights are paramount to those of any Lender Party and identified in a title opinion delivered to the Administrative Agent prior to the date hereof and the Trustees and the Administrative Agent shall have the right to defend against any such claims, employing attorneys therefor, and unless furnished with reasonable indemnity, they or any of them shall have the right to pay or compromise and adjust all such claims.  The Mortgagor will indemnify and pay to the Trustees, the Administrative Agent and the other Lender Parties, as the case may be, any and all such amounts as may be paid in respect thereof or as may be successfully adjudged against the Trustees, the Administrative Agent, the other Lender Parties or any of them.  The obligations of the Mortgagor as

17

MORTGAGE (TEXAS)

hereinabove set forth in this Section 3.6 shall survive the release, termination, foreclosure or assignment of this instrument or any sale hereunder.

ARTICLE IV
Events of Default

4.1

Events of Default Hereunder.  In case any one or more of the following “events of default” shall occur and shall not have been remedied:

(a)

default in the payment of principal of or interest on any Note, or in the payment of any other Indebtedness secured hereby, when due;

(b)

the occurrence of an Event of Default (other than any relating to non-payment of principal of or interest on the Loan Notes) under the terms and provisions of the Credit Agreement and the continuance of such Event of Default for the applicable period of grace, if any;

(c)

any of the Mortgaged Property shall be seized or taken by any governmental or similar authority, or any order of attachment, garnishment or any other writ shall be issued, or any other lawful creditor’s remedy shall be exercised or attempted to be exercised and not being diligently contested in good faith by appropriate proceedings, with respect thereto; or

(d)

the title of the Mortgagor to the Mortgaged Property or any substantial part thereof shall become the subject matter of litigation which would or might, in the Administrative Agent’s opinion, upon final determination result in substantial impairment or loss of the security provided by this instrument and upon notice by the Administrative Agent to the Mortgagor such litigation is not dismissed within thirty (30) days of such notice, then and in any such event the Administrative Agent, at its option, may by notice to the Mortgagor declare the entire unpaid principal of and the interest accrued on the Notes and all other Indebtedness secured hereby to be forthwith due and payable, without any notice or demand of any kind, both of which are hereby expressly waived.

ARTICLE V
Enforcement of the Security

5.1

Power of Sale of Real Property Constituting a Part of the Mortgaged Property.  Upon the occurrence of an event of default and if such event shall be continuing, the Trustees shall have the right and power to sell, to the extent permitted by law, at one or more sales, as an entirety or in parcels, as they may elect, the real property constituting a part of the Mortgaged Property, at such place or places and otherwise in such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Trustees may deem appropriate, and to make conveyance to the purchaser or purchasers; and the Mortgagor shall warrant title to such real property to such purchaser or purchasers.  The Trustees may postpone the sale of all or any portion of such real property by public announcement at the time and

18

MORTGAGE (TEXAS)

place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement.  The right of sale hereunder shall not be exhausted by one or any sale, and the Trustees may make other and successive sales until all of the trust estate be legally sold.

5.2

Rights of the Trustees with Respect to Personal Property Constituting a Part of the Mortgaged Property.  Upon the occurrence of an event of default and if such event shall be continuing, the Trustees will have all rights and remedies granted by law, and particularly by the Uniform Commercial Code, including, but not limited to, the right to take possession of all personal property constituting a part of the Mortgaged Property, and for this purpose the Trustees may enter upon any premises on which any or all of such personal property is situated and take possession of and operate such personal property (or any portion thereof) or remove it therefrom.  The Trustees may require the Mortgagor to assemble such personal property and make it available to the Trustees at a place to be designated by the Trustees which is reasonably convenient to all parties.  Unless such personal property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Trustees will give the Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of such personal property is to be made.  This requirement of sending reasonable notice will be met if the notice is mailed by certified mail return receipt requested, postage prepaid, to the Mortgagor at the address shown below the signatures at the end of this instrument at least five (5) days before the time of the sale or disposition.

5.3

Rights of the Trustees with Respect to Fixtures Constituting a Part of the Mortgaged Property.  Upon the occurrence of an event of default and if such event shall be continuing, the Trustees may elect to treat the fixtures constituting a part of the Mortgaged Property as either real property collateral or personal property collateral and then proceed to exercise such rights as apply to such type of collateral.

5.4

Judicial Proceedings.  Upon the occurrence of an event of default and if such event shall be continuing, the Trustees, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder for each or upon credit in one or more parcels or portions under executory or ordinary process, as permitted under applicable law, at the Administrative Agent’s sole option, without appraisement (appraisement being expressly waived), or for the sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property, or for the enforcement of any other appropriate legal or equitable remedy.  The Mortgagor hereby acknowledges the Indebtedness secured hereby, whether now existing or to arise hereafter, and confesses judgment thereon in the full amount of the Indebtedness in favor of the Administrative Agent and any future holder or holders of the Notes if such obligations are not paid at maturity.

5.5

Possession of the Mortgaged Property.  It shall not be necessary for the Trustees to have physically present or constructively in their possession at any sale

19

MORTGAGE (TEXAS)

held by the Trustees or by any court, receiver or public officer any or all of the Mortgaged Property; and the Mortgagor shall deliver to the purchasers at such sale on the date of sale the Mortgaged Property purchased by such purchasers at such sale, and if it should be impossible or impracticable for any of such purchasers to take actual delivery of the Mortgaged Property, then the title and right of possession to the Mortgaged Property shall pass to such purchaser at such sale as completely as if the same had been actually present and delivered.

5.6

Certain Aspects of a Sale.  The Administrative Agent shall have the right to become the purchaser at any sale held by the Trustees or by any court, receiver or public officer, and the Administrative Agent shall have the right to credit upon the amount of the bid made therefor the amount payable out of the net proceeds of such sale to it.  Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the Notes, after the same have become due and payable, advertisement and conduct of such sale in the manner provided herein or appointment of any successor Trustee hereunder.

5.7

Receipt to Purchaser.  Upon any sale, whether made under the power of sale herein granted and conferred or by virtue of judicial proceedings, the receipt of the Trustees, or of the officer making sale under judicial proceedings, shall be sufficient discharge to the purchaser or purchasers (for so long as the purchaser is not the Administrative Agent or an affiliate thereof) at any sale for his or their purchase money, and such purchaser or purchasers, or his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustees or of such officer therefor, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or nonapplication thereof.

5.8

Effect of Sale.  Any sale or sales of the Mortgaged Property, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of the Mortgagor of, in and to the premises and the property sold, and shall be a perpetual bar, both at law and in equity, against the Mortgagor, and the Mortgagor’s successors or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under the Mortgagor or the Mortgagor’s successors or assigns.  Nevertheless, the Mortgagor, if requested by the Administrative Agent or the Trustees so to do, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.

5.9

Application of Proceeds.  The proceeds of any sale of the Mortgaged Property, or any part thereof, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall be applied as follows:

First:  To the payment and satisfaction of all costs and expenses incurred by the Administrative Agent and the Trustees in the performance of their duties

20

MORTGAGE (TEXAS)

including, without limiting the generality of the foregoing, a commission of five percent (5%) to any keeper and costs and expenses of any entry, or taking of possession, of any sale, or advertisement thereof, and of conveyances, and as well, court costs, compensation of agents and employees and legal fees.

Second:  To the payment of the interest on the Notes accrued to the date of such payment.

Third:  To the payment of the amounts of principal of the Notes and of the other items of Indebtedness due and owing at the time of such payment.

Fourth:  Any surplus thereafter remaining shall be paid to the Mortgagor or the Mortgagor’s successors or assigns, as their interests shall appear.

5.10

The Mortgagor’s Waiver of Appraisement, Marshaling and Other Rights.  The Mortgagor agrees, to the full extent that the Mortgagor may lawfully so agree, that the Mortgagor will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension (other than an extension agreed to in writing by the Trustees or the Administrative Agent) or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this instrument or the absolute sale of the Mortgaged Property or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but the Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, so far as the Mortgagor or those claiming through or under the Mortgagor now or hereafter lawfully may, hereby waives the benefit of all such laws.  The Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, waives, to the extent that the Mortgagor may lawfully do so, any and all right to have the Mortgaged Property marshaled upon any foreclosure of the lien hereof, or sold in inverse order of alienation, and agrees that the Trustees, the Administrative Agent or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property as an entirety.  The Mortgagor, for the Mortgagor and all who may claim through or under the Mortgagor, further waives, to the full extent that the Mortgagor may lawfully do so, any requirement for posting a receiver’s bond or replevin bond or other similar type of bond if the Trustees or the Administrative Agent commence an action for appointment of a receiver or an action for replevin to recover possession of any of the Mortgaged Property.  If any law in this paragraph referred to and now in force, of which the Mortgagor or the Mortgagor’s successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this paragraph.

5.11

Costs and Expenses.  All costs and expenses (including attorneys’ fees) incurred by the Trustees, the Administrative Agent or the other Lender Parties in protecting and enforcing their rights hereunder shall constitute a demand obligation owing by the Mortgagor to the party incurring such costs and expenses and shall draw interest at an annual rate equal to the rate of interest from time to time accruing on the

21

MORTGAGE (TEXAS)

Loan Notes, including without limitation, any additional interest payable following a default or event of default, until paid, all of which shall constitute a portion of the Indebtedness.

5.12

Sale of the Mortgaged Property in Texas.  If any Note is not paid when due, whether by acceleration or otherwise, the Trustees are hereby authorized and empowered to sell any part of the Mortgaged Property located in the State of Texas at public sale to the highest bidder for cash in the area at the county courthouse of the county in Texas in which the Texas portion of the Mortgaged Property or any part thereof is situated, as herein described, designated by such county’s commissioner’s court for such proceedings, or if no area is so designated, at the door of the county courthouse of said county, at a time between the hours of 10:00 A.M. and 4:00 P.M. which is no later than three (3) hours after the time stated in the notice described immediately below as the earliest time at which such sale would occur on the first Tuesday of any month, after advertising the earliest time at which said sale would occur, the place, and terms of said sale, and the portion of the Mortgaged Property to be sold, by (a) posting (or by having some person or persons acting for the Trustees post) for at least twenty-one (21) days preceding the date of the sale, written or printed notice of the proposed sale at the courthouse door of said county in which the sale is to be made; and if such portion of the Mortgaged Property lies in more than one county, one such notice of sale shall be posted at the courthouse door of each county in which such part of the Mortgaged Property is situated and such part of the Mortgaged Property may be sold in the area at the county courthouse of any one of such counties designated by such county’s commissioner’s court for such proceedings, or if no area is so designated, at the courthouse door of such county, and the notice so posted shall designate in which county such property shall be sold, and (b) filing in the office of the county clerk of each county in which any part of the Texas portion of the Mortgaged Property which is to be sold at such sale is situated a copy of the notice posted in accordance with the preceding clause (a).  In addition to such posting and filing of notice, the Administrative Agent or other holder of the Indebtedness shall, at least twenty-one (21) days preceding the date of sale, serve or cause to be served written notice of the proposed sale by certified mail on the Mortgagor and on each other debtor, if any, obligated to pay the Indebtedness according to the records of the Administrative Agent or other holder of the Indebtedness.  Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper properly addressed to the Mortgagor and such other debtors at their most recent address or addresses as shown by the records of the Administrative Agent or other holder of the Indebtedness in a post office or official depository under the care and custody of the United States Postal Service.  The affidavit of any person having knowledge of the facts to the effect that such a service was completed shall be prima facie evidence of the fact of service.  The Mortgagor agrees that no notice of any sale, other than as set out in this paragraph, need be given by the Trustees, the Administrative Agent, the other Lender Parties or any other person, except as otherwise may be required by applicable law.  The Mortgagor hereby designates as its address for the purpose of such notice the address set out on the signature page hereof; and agrees that such address shall be changed only by depositing notice of such change enclosed in a postpaid wrapper in a post office or official depository under the care and custody of the United States Postal Service,

22

MORTGAGE (TEXAS)

certified mail, postage prepaid, return receipt requested, addressed to the Administrative Agent or other holder of the Indebtedness at the address for the Administrative Agent set out herein (or to such other address as the Administrative Agent or other holder of the Indebtedness may have designated by notice given as above provided to the Mortgagor and such other debtors).  Any such notice of change of address of the Mortgagor or other debtors or of the Administrative Agent or of other holder of the Indebtedness shall be effective three (3) business days after such deposit if such post office or official depository is located in the State of Texas, otherwise to be effective upon receipt.  The Mortgagor authorizes and empowers the Trustees to sell the Texas portion of the Mortgaged Property in lots or parcels or in its entirety as the Trustees shall deem expedient; and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto by fee simple title, with evidence of general warranty by the Mortgagor, and the title of such purchaser or purchasers when so made by the Trustees, the Mortgagor binds itself to warrant and forever defend.  Where portions of the Mortgaged Property lie in different counties, sales in such counties may be conducted in any order that the Trustees may deem expedient; and one or more such sales may be conducted in the same month, or in successive or different months as the Trustees may deem expedient.  Notwithstanding anything to the contrary contained herein, the Trustees may postpone the sale provided for in this Section 5.12 at any time without the necessity of a public announcement.  The provisions hereof with respect to the posting and giving of notices of sale are intended to comply with the provisions of Section 51.002 of the Property Code of the State of Texas, effective January 1, 1984, and in the event the requirements, or any notice, under such Section 51.002 of the Property Code of the State of Texas shall be eliminated or the prescribed manner of giving such notices modified by future amendment to, or adoption of any statute superseding, Section 51.002 of the Property Code of the State of Texas, the requirement for such particular notices shall be deemed stricken from or modified in this instrument in conformity with such amendment or superseding statute, effective as of the effective date thereof.  All notices sent pursuant to this Section 5.12 shall be sent via certified or registered mail to the extent required by law.]

5.13

Operation of the Mortgaged Property by the Trustees or the Administrative Agent.  Upon the occurrence of an event of default, and if such event of default shall be continuing, and in addition to all  other rights herein conferred on the Trustees or the Administrative Agent, the Trustees or the Administrative Agent (or any person, firm or corporation designated by the Trustees or the Administrative Agent) shall have the right and power, but shall not be obligated, to enter upon and take possession of any of the Mortgaged Property, and to exclude the Mortgagor, and the Mortgagor’s agents or servants, wholly therefrom, and to hold, use, administer, manage and operate the same to the extent that the Mortgagor shall be at the time entitled and in its place and stead.  The Trustees or the Administrative Agent, or any person, firm or corporation designated by the Trustees or the Administrative Agent, may operate the same without any liability to the Mortgagor in connection with such operations, except to use ordinary care in the operation of such properties, and the Trustees or the Administrative Agent or any person, firm or corporation designated by the Trustees or the Administrative Agent, shall have the right to collect, receive and receipt for all

23

MORTGAGE (TEXAS)

Hydrocarbons produced and sold from said properties, to make repairs, purchase machinery and equipment, conduct work-over operations, drill additional wells and to exercise every power, right and privilege of the Mortgagor with respect to the Mortgaged Property.  When and if the expenses of such operation and development (including costs of unsuccessful work-over operations or additional wells) paid by Trustees or the Administrative Agent or attributable to the Mortgagor’s undivided interest therein and withheld, or offset against, by an operator or other party, have been reimbursed by the Mortgagor and the Indebtedness paid, said properties shall, if there has been no sale or foreclosure, be returned to the Mortgagor.

ARTICLE VI
[Reserved.]

ARTICLE VII
Miscellaneous Provisions

7.1

Pooling and Unitization.  The Mortgagor shall have the right, and is hereby authorized, to pool or unitize all or any part of any tract of land described in Exhibit A, insofar as relates to the Mortgaged Property, with adjacent lands, leaseholds and other interests, when, in the reasonable judgment of the Mortgagor, it is necessary or advisable to do so in order to form a drilling unit to facilitate the orderly development of that part of the Mortgaged Property affected thereby, or to comply with the requirements of any law or governmental order or regulation relating to the spacing of wells or proration of the production therefrom; provided, however, that any unit so formed for the production of oil shall not substantially exceed 160 acres, and any unit so formed for the production of gas shall not substantially exceed 640 acres, unless a larger area is required to conform to an applicable law or governmental order or regulation relating to the spacing of wells or to obtain the maximum allowable production under any applicable law or governmental order or regulation relating to the proration of production therefrom; and further provided that the Hydrocarbons produced from any unit so formed shall be allocated among the separately owned tracts or interests comprising the unit in a uniform manner consistently applied.  Any unit so formed may relate to one or more zones or horizons, and a unit formed for a particular zone or horizon need not conform in area to any other unit relating to a different zone or horizon, and a unit formed for the production of oil need not conform in area with any unit formed for the production of gas.  Immediately after formation of any such unit, the Mortgagor shall furnish to the Trustees and the Administrative Agent a true copy of the pooling agreement, declaration of pooling or other instrument creating such unit, in such number of counterparts as the Trustees may reasonably request.  The interest in any such unit attributable to the Mortgaged Property (or any part thereof) included therein shall become a part of the Mortgaged Property and shall be subject to the lien hereof in the same manner and with the same effect as though such unit and the interest of the Mortgagor therein were specifically described in Exhibit A.  The Mortgagor may enter into pooling or unitization agreements not hereinabove authorized only with the prior written consent of the Trustees and the Administrative Agent.

24

MORTGAGE (TEXAS)

7.2

Successor Trustees.  Any Trustee may resign in writing addressed to the Administrative Agent or may be removed at any time with or without cause by an instrument in writing duly executed by the Administrative Agent.  In case of the death, resignation or removal of a Trustee, one or more successor Trustees may be appointed by the Administrative Agent by instrument of substitution complying with any applicable requirements of law, and in the absence of any such requirement without formality other than appointment and designation in writing.  Such appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation this conveyance shall vest in the named successor Trustee or Trustees, all the estate and title of the prior Trustee in all of the Mortgaged Property, and he or they shall thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the prior Trustee.  All references herein to the Trustees shall be deemed to refer to the Trustees from time to time acting hereunder.

7.3

Actions or Advances by the Administrative Agent, the Lender Parties or the Trustees.

Each and every covenant herein contained shall be performed and kept by the Mortgagor solely at the Mortgagor’s expense.  If the Mortgagor shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this instrument, the Administrative Agent, the Trustees, any Lender Party or any receiver or keeper appointed hereunder under applicable law, may, but shall not be obligated to, take action and/or make advances to perform the same in the Mortgagor’s behalf, and the Mortgagor hereby agrees to repay the expense of such action and such advances upon demand plus interest at an annual rate equal to the rate of interest from time to time accruing on the Loan Notes including without limitation, any additional interest payable following a default or event of default until paid or, in the event any promissory note evidences such indebtedness, upon the terms and conditions thereof.  No such advance or action by the Administrative Agent, the Trustees, any Lender Party or any keeper or receiver appointed hereunder shall be deemed to relieve the Mortgagor from any default hereunder.

7.4

Defense of Claims.  The Mortgagor will notify the Trustees and the Administrative Agent, in writing, promptly of the commencement of any legal proceedings affecting the lien or security interest hereof or the Mortgaged Property, or any part thereof, and will take such action, employing attorneys reasonably agreeable to the Trustees and the Administrative Agent, as may be necessary or appropriate to preserve the Mortgagor’s, the Trustees’, the Administrative Agent’s and the Lender Parties’ rights affected thereby and/or to hold harmless the Trustees, the Administrative Agent and the Lender Parties in respect of such proceedings; and should the Mortgagor fail or refuse to take any such action, the Trustees, the Administrative Agent and the Lender Parties may, upon giving prior written notice thereof to the Mortgagor, take such action in behalf and in the name of the Mortgagor and at the Mortgagor’s expense.  Moreover, the Administrative Agent or the Trustees on behalf of the Administrative Agent and the other Lender Parties, may take such independent action in connection therewith as it or they may in its or their reasonable discretion deem proper, the Mortgagor hereby agreeing that all sums advanced or all expenses incurred in such actions plus interest at an annual rate equal to the rate of interest from time to time

25

MORTGAGE (TEXAS)

accruing on the Loan Notes including without limitation, any additional interest payable following a default or event of default until paid, will, on demand, be reimbursed, as appropriate, to the Administrative Agent, the Trustees, any Lender Party or any keeper or receiver appointed hereunder under applicable law.  The obligations of the Mortgagor as hereinabove set forth in this Section 7.4 shall survive the release, termination, foreclosure or assignment of this instrument or any sale hereunder.

7.5

The Mortgaged Property to Revert.  If the Indebtedness shall be fully paid, and all commitments of any of the Lender Parties to make loans or other financial accommodations to the Borrower have been terminated, and the covenants herein contained shall be well and truly performed, then all of the Mortgaged Property shall revert to the Mortgagor and the entire estate, right, title and interest of the Trustees and the Administrative Agent and the other Lender Parties granted hereunder shall thereupon cease; and the Trustees and the Administrative Agent (for itself and as agent for the Lender Parties)  in such case shall, upon the request of the Mortgagor and at the Mortgagor’s cost and expense, deliver to the Mortgagor proper instruments acknowledging satisfaction and release of this instrument.

7.6

Renewals, Amendments and Other Security.  Renewals and extensions of the Indebtedness may be given at any time and waivers may be given with respect to agreements relating to any part of such Indebtedness or the Mortgaged Property and the Trustees and the Lender Parties  may take or may now hold other security from others for the Indebtedness, all without notice to or consent of the Mortgagor.  The Trustees or the Lender Parties may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conferred by this instrument, which shall continue as a first lien upon and prior perfected security interest in the Mortgaged Property not expressly released until the Notes and all other Indebtedness secured hereby are fully paid.

7.7

Instrument an Assignment, etc.  This instrument shall be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, financing statement, real estate mortgage, or security agreement, and from time to time as any one or more thereof.

7.8

Limitation on Interest.  No provision of this instrument or of the Notes, the Credit Agreement or any other Loan Document (as defined in the Credit Agreement) shall require the payment or permit the collection of interest in excess of the maximum permitted by law or which is otherwise contrary to law.  If any excess of interest in such respect is herein or in the Notes, the Credit Agreement or any other Loan Document (as defined in the Credit Agreement) provided for, or shall be adjudicated to be so provided for herein or in the Notes, the Credit Agreement or any other Loan Document (as defined in the Credit Agreement), the Mortgagor shall not be obligated to pay such excess.

26

MORTGAGE (TEXAS)

7.9

Unenforceable or Inapplicable Provisions.  If any provision hereof or of the Notes is invalid or unenforceable in any jurisdiction, the other provisions hereof or of the Notes shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of the Trustees, the Administrative Agent and the other Lender Parties  in order to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.  Any reference herein contained to a statute or law of a state in which no part of the Mortgaged Property is situated shall be deemed inapplicable to, and not used in, the interpretation hereof.

7.10

Rights Cumulative.  Each and every right, power and remedy herein given to the Trustees, the Administrative Agent or the other Lender Parties shall be cumulative and not exclusive; and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustees, the Administrative Agent or the other Lender Parties, as the case may be, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy.  No delay or omission by the Trustees, the Administrative Agent or the other Lender Parties in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

7.11

Waiver by the Trustees.  Any and all covenants in this instrument may from time to time by instrument in writing signed by the Trustees and the Administrative Agent be waived to such extent and in such manner as the Trustees and the Administrative Agent may desire, but no such waiver shall ever affect or impair either the Trustees’, the Administrative Agent’s or the other Lender Parties’ rights or liens or security interests hereunder, except to the extent specifically stated in such written instrument.

7.12

Action by Individual Trustee.  Any Trustee from time to time serving hereunder shall have the absolute right, acting individually, to take any action and to give any consent and to exercise any right, remedy, power, privilege or authority conferred upon the Trustees, and any action taken by either Trustee from time to time serving hereunder shall be binding upon the other Trustee and no person dealing with either Trustee from time to time serving hereunder shall be obligated to confirm the power and authority of such Trustee to act without the concurrence of the other Trustee.  In this instrument, the term “Trustee” shall mean the Trustees hereinabove named, or either of them, as the context requires, and any successor Trustee.

7.13

Environmental Indemnification.  The Mortgagor will indemnify and hold the Administrative Agent, the other Lender Parties, their respective Affiliates and the Trustees harmless from and against and reimburse the Administrative Agent, the other Lender Parties, their respective Affiliates and the Trustees with respect to, any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including reasonable attorney’s fees and court costs) of any and every kind or

27

MORTGAGE (TEXAS)

character, known or unknown, fixed or contingent, out-of-pocket or consequential, asserted against or by the Administrative Agent, the other Lender Parties, any of their respective Affiliates or the Trustees at any time and from time to time by reason of or arising out of any violation of any Environmental Laws applicable to the Mortgagor and/or the Mortgaged Property and any and all matters arising out of any act, omission, event or circumstance existing or occurring (including, without limitation, the presence on the Mortgaged Property or release from the Mortgaged Property of hazardous substances or solid waste disposed of or otherwise released), regardless of whether the act, omission, event or circumstance constituted a violation of any Environmental Law at the time of its existence or occurrence.  The terms “hazardous substance” and “release” shall have the meanings specified in the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as subsequently modified, supplemented or amended (herein called “CERCLA”), and for purposes of RCRA (as defined below) compliance the terms “solid waste” and “disposed” shall have the meanings specified in the Federal Resource Conservation and Recovery Act of 1976, as subsequently modified, supplemented or amended (herein called “RCRA”); provided, in the event that either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent the laws of any jurisdiction where the Mortgaged Property is located on the date hereof or on any subsequent date establish a meaning for “hazardous substance,” “release,” “solid waste,” or “disposal” which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.  If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Mortgagor hereby agrees to make the maximum contribution to the payment and satisfaction of the indemnified claims, demands, causes of action, losses, damages, liabilities, costs, expenses and fees which is permissible under applicable law.  The obligations of the Mortgagor as hereinabove set forth in this Section 7.13 shall survive the release, termination, foreclosure or assignment of this instrument or any sale hereunder.

7.14

No Partnership.  Nothing contained in this instrument is intended to, or shall be construed as, creating to any extent and in any manner whatsoever, any partnership, joint venture, or association among the Mortgagor, the Trustees, the Administrative Agent and the other Lender Parties and their respective Affiliates, or in any way as to make the Administrative Agent, the other Lender Parties or the Trustees coprincipals with the Mortgagor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

7.15

Successors and Assigns.  This instrument is binding upon the Mortgagor, the Mortgagor’s successors and assigns, and shall inure to the benefit of the Trustees, their successors, and the Administrative Agent and the other Lender Parties and their respective successors and assigns, and the provisions hereof shall likewise be covenants running with the land.

7.16

Article and Section Headings.  The article and section headings in this instrument are inserted for convenience of reference and shall not be considered a part of this instrument or used in its interpretation.

28

MORTGAGE (TEXAS)

7.17

Execution in Counterparts.  This instrument may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which are identical, except that, to facilitate recordation or filing, in any particular counterpart, portions of Exhibit A hereto which describe properties situated in counties other than the county in which such counterpart is to be recorded or filed may have been omitted.

7.18

Special Filing as Financing Statement.  This Mortgage and Deed of Trust shall likewise be a security agreement and a financing statement. This Mortgage and Deed of Trust shall be filed for record, among other places, in the real estate records of each county in which any portion of the real property covered by the oil and gas leases described in Exhibit A hereto is situated, and, when filed in such counties shall be effective as a financing statement covering fixtures located on oil and gas properties, which oil and gas properties (and accounts arising therefrom) are to be financed at the wellheads of the wells located on the real property described in Exhibit A hereto.  At the option of the Administrative Agent, a carbon, photographic or other reproduction of this instrument or of any financing statement covering the Mortgaged Property or any portion thereof shall be sufficient as a financing statement and may be filed as such.

7.19

Notices.  Except as required by Sections 5.2 and 5.12, any notice, request, demand or other instrument which may be required or permitted to be given or served upon the Mortgagor shall be sufficiently given when mailed by first-class mail, addressed to the Mortgagor at the address shown below the signatures at the end of this instrument or to such different address as the Mortgagor shall have designated by written notice received by the Administrative Agent or the Trustees.

7.20

Reliance.  Notwithstanding any reference herein to the Credit Agreement, any Note or the Hedging Agreements, no party shall have any obligation to inquire into the terms or conditions of any such documents and all parties shall be fully authorized to rely upon any statement, certificate, or affidavit of Administrative Agent or any future holder of any portion of the Indebtedness as to the occurrence of any event such as the occurrence of any event of default.

29

MORTGAGE (TEXAS)

IN WITNESS WHEREOF, the Mortgagor has executed or caused to be executed this Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statement and Fixture Filing on the day, month and year first above written.

ATTEST:

MORTGAGOR AND DEBTOR:

By:

SONORAN ENERGY, INC.,
Name: Peter Rosenthal

a Washington corporation
Title: President and CEO

By:

Name:  Frank T. Smith, Jr.
Title:  Executive Vice President and CFO

The name and mailing address of the Mortgagor is:

Sonoran Energy, Inc.

Pacific Center 1
14180 N. Dallas Parkway, Suite 400

Dallas, TX 75254

S-1

MORTGAGE (TEXAS)

TRUSTEES:

John H. Homier, Trustee

Daniel S. Schockling, Trustee

The names and mailing addresses
of the Trustees are:

John H. Homier, Trustee and Daniel S. Schockling, Trustee
c/o NGPC ASSET HOLDINGS, LP
1221 McKinney Street, Suite 2975, Houston, Texas 77010

S-2

MORTGAGE (TEXAS)

ADMINISTRATIVE AGENT:

NGP ASSET HOLDINGS, LP
By:  NGPC Asset Holdings GP, LLC, its general partner

By:

Name:  John H. Homier
Title:  President

Address:

c/o NGP Capital Resources Company
1221 McKinney Street
Houston, TX  77010

The names and mailing addresses
of the Administrative Agent is:

NGPC ASSET HOLDINGS, LP
1221 McKinney Street, Suite 2975, Houston, Texas 77010

S-3

MORTGAGE (TEXAS)

This Instrument Was Prepared By and
When Recorded and/or Filed Return To:

Kevin L. Shaw, Esq.
Mayer, Brown, Rowe & Maw LLP
700 Louisiana, Suite 3400
Houston, Texas 77002

S-4

MORTGAGE (TEXAS)

STATE OF TEXAS

)

)  SS.
COUNTY OF HARRIS

)

BE IT REMEMBERED that I, Suzanne B. Snow, a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this 29th day of November, 2006, there appeared before me Frank T. Smith, Jr., the Executive Vice President and CFO of SONORAN ENERGY, INC., a Washington corporation, whose address is Pacific Center 1, 14180 N. Dallas Parkway, Suite 400, Dallas, Texas 75254.

TEXAS

This instrument was acknowledged before me on this day by each such person as the designated officer of the corporation or association set opposite his name (or a Trustee, as the case may be), on behalf of said corporation or association set opposite his name (or of himself as Trustee, as the case may be).

Witness my hand and official seal.

Notary Public, State of Texas

Residing at:

Houston, Harris County, TX

My commission expires:  December 21, 2006

Notarial No. 00116175-3

S-5

MORTGAGE (TEXAS)

STATE OF TEXAS

)

)  SS.
COUNTY OF HARRIS

)

BE IT REMEMBERED that I, Suzanne B. Snow, a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this 29th day of November, 2006, there appeared before me severally each of the following persons, each being either a Trustee or else the designated officer of the corporation or association set opposite his name, and each such Trustee, corporation  and association being a party to the foregoing instrument:

John H. Homier and Daniel S. Schockling, whose addresses are 1221 McKinney Street, Suite 2975, Houston, Texas 77010, as Trustees.

TEXAS

This instrument was acknowledged before me on this day by each such person as the designated officer of the corporation or association set opposite his name (or a Trustee, as the case may be), on behalf of said corporation or association set opposite his name (or of himself as Trustee, as the case may be).

Witness my hand and official seal.

Notary Public, State of Texas

Residing at:

Houston, Harris County, TX

My commission expires:  December 21, 2006

Notarial No. 00116175-3

S-6

MORTGAGE (TEXAS)

STATE OF TEXAS

)

)  SS.
COUNTY OF HARRIS

)

BE IT REMEMBERED that I, Suzanne B. Snow, a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this 29th day of November, 2006, there appeared before me severally each of the following persons, each being either a Trustee or else the designated officer of the corporation or association set opposite his name, and each such Trustee, corporation  and association being a party to the foregoing instrument:

John H. Homier, President of NGPC ASSET HOLDINGS, LP, whose address is 1221 McKinney Street, Suite 2975, Houston, Texas; and

TEXAS

This instrument was acknowledged before me on this day by each such person as the designated officer of the corporation or association set opposite his name (or a Trustee, as the case may be), on behalf of said corporation or association set opposite his name (or of himself as Trustee, as the case may be).

Witness my hand and official seal.

Notary Public, State of Texas
Residing at: Houston, Harris County, TX

My commission expires: December 21, 2006

Notarial No. 00116175-3

S-7

MORTGAGE

EXHIBIT A TO MORTGAGE, DEED OF TRUST, ASSIGNMENT,
SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING, DATED
AS OF NOVEMBER  28, 2006, FROM SONORAN ENERGY, INC.
TO JOHN H. HOMIER AND DANIEL S. SCHOCKLING
AND NGPC ASSET HOLDINGS, LP

List of Properties

1.

Depth limitations, unit designations, unit tract descriptions and percentages, decimals or fractions of undivided leasehold interests, well names, “Operating Interests”, “Working Interests” and “Net Revenue Interests” contained in this Exhibit A and the listing of any percentage, decimal or fractional interest in this Exhibit A shall not be deemed to limit or otherwise diminish the interests being subjected to the lien, security interest and encumbrance of this instrument.

2.

Some of the land descriptions in this Exhibit A may refer only to a portion of the land covered by a particular lease.  This instrument is not limited to the land described in Exhibit A but is intended to cover the entire interest of the Mortgagor in any lease described in Exhibit A even if such interest relates to land not described in Exhibit A.  Reference is made to the land descriptions contained in the documents of title recorded as described in this Exhibit A.  To the extent that the land descriptions in this Exhibit A are incomplete, incorrect or not legally sufficient, the land descriptions contained in the documents so recorded are incorporated herein by this reference.

3.

References in Exhibit A to instruments on file in the public records are made for all purposes.  Unless provided otherwise, all recording references in Exhibit A are to the official real property records of the county or counties in which the mortgaged property is located and in which records such documents are or in the past have been customarily recorded, whether Deed Records, Oil and Gas Records, Oil and Gas Lease Records or other records.

4.

A statement herein that a certain interest described herein is subject to the terms of certain described or referred to agreements, instruments or other matters shall not operate to subject such interest to any such agreement, instrument or other matter except to the extent that such agreement, instrument or matter is otherwise valid and presently subsisting nor shall such statement be deemed to constitute a recognition by the parties hereto that any such agreement, instrument or other matter is valid and presently subsisting.

[Do not detach this page]

Exhibit A – Page 1